                                                                Exhibit 10.T.(1)



                            AMENDED LISTING ONLY TO
                            -----------------------

                      Copy of Form of Severance Agreement
                            dated January 28, 1998
                                    between
                         Inland Steel Industries, Inc.
                                  and each of:



                               Robert J. Darnall
                                  Jay M. Gratz
                             George A. Ranney, Jr.
                                Dale E. Wiersbe